THE LAZARD FUNDS, INC.

Supplement to Prospectus
dated May 1, 2006, as revised October 10, 2006

Listed below are preliminary estimates of year-end per share distributions of ordinary income and capital gains for the Portfolios of The Lazard Funds, Inc. (the “Fund”), based on information available as of the date of this supplement. The Fund will pay dividends and capital gains, if any, on December 28, 2006. The declaration and record date will be December 26, 2006 and the ex-dividend date will be December 27, 2006.

Portfolio	Estimated Ordinary Income Dividend Per Share	Estimated Short-Term Capital Gain Distribution Per Share	Estimated Long-Term Capital Gain Distribution Per Share
Lazard Equity	$0.11	--	--
Lazard U.S. Equity Value	$0.08	$0.28	$0.01
Lazard U.S. Strategic Equity	$0.05	$0.27	--
Lazard Mid Cap	$0.05	$0.20	$0.59
Lazard Small Cap	$0.05	$0.85	$1.95
Lazard U.S. Small Cap Equity Growth	--	$0.08	$0.02
Lazard International Equity	$0.36	--	--
Lazard International Equity Select	$0.20	$0.06	$0.84
Lazard International Strategic Equity	$0.01	$0.03	$0.03
Lazard International Small Cap	$0.14	$0.21	$2.69
Lazard Emerging Markets	$0.20	$0.64	$1.39

Please be advised that these estimates may change prior to the distribution date due to book/tax adjustments and changes in shares outstanding. The Fund will send formal tax information regarding investor accounts in January 2007. Please consult your tax adviser about the status of your distributions from your Portfolio.

Dated: November 30, 2006